EXHIBIT 10.3

SECOND REVOLVING FACILITY REFINANCING AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 23, 2017 (this “Second Revolving Refinancing Amendment”), among Sabre GLBL Inc., a Delaware corporation (the “Borrower”), Sabre Holdings Corporation, a Delaware corporation (“Holdings”), each of the other Loan Parties, Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the Lenders party hereto. The joint lead arrangers and joint lead bookrunners for the Second Revolving Facility Refinancing Amendment are Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with its designated affiliates), Goldman Sachs Lending Partners LLC, JP Morgan Chase Bank, N.A., Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners, LLC, acting through The Bank of Tokyo-Mitsubishi UFJ, Ltd., a member of MUFG, a global financial group and Morgan Stanley Senior Funding, Inc., PNC Bank, National Association and Wells Fargo Securities, LLC.
WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 19, 2013 (as amended, amended and restated, modified and/or supplemented through the date hereof, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower;
WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested that each of the lenders set forth on Annex I hereto (each an “Other Revolving Credit Lender”, and collectively, the “Other Revolving Credit Lenders”) provide Other Revolving Credit Commitments in an aggregate amount equal to $400,000,000 and make Other Revolving Credit Loans (as defined below) thereunder, which will refinance and replace the existing Class of Revolving Credit Commitments and outstanding Revolving Credit Loans (as each are defined in the Credit Agreement, such refinanced and replaced Revolving Credit Commitments and Revolving Credit Loans, the “Revolving Credit Refinanced Debt Facility”) under the Credit Agreement.
WHEREAS, in accordance with the provisions of Section 2.15 of the Credit Agreement and the terms and conditions set forth herein, the Borrower, each of the other Loan Parties, each Other Revolving Credit Lender and the Administrative Agent wish to effect this Second Revolving Refinancing Amendment with respect to the Borrower’s request set forth above;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.     Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2.     Revolving Facility Refinancing Amendment.

(a) For the avoidance of doubt, (i) this Second Revolving Refinancing Amendment constitutes a “Refinancing Amendment” pursuant to which a new Class of Other Revolving Credit Commitments and Other Revolving Credit Loans is established pursuant to Section 2.15 of the Credit Agreement and (ii) from and after the Second Refinancing Amendment Effective Date (as defined below), each reference to “Revolving Credit Borrowing”, “Revolving Credit Loan” and “Revolving Credit Commitment” (and related terms as appropriate) in the Credit Agreement shall be deemed to refer to the Other Revolving Credit

AMERICAS 93194820

Commitments or the Other Revolving Credit Loans (or a Borrowing thereof, as appropriate) established pursuant to this Second Revolving Refinancing Amendment.

(b)    The Other Revolving Credit Commitments of each Other Revolving Credit Lender hereunder shall be equal to the amount set forth opposite its name under the column entitled “Other Revolving Credit Commitments” on Annex I hereto. The Administrative Agent is hereby authorized to prepare, in consultation with the Borrower, the new schedule of Revolving Credit Commitments, as Schedule 2.01A to the Credit Agreement, reflecting the Other Revolving Credit Commitments (which shall be deemed to constitute the Revolving Credit Commitments for purposes of such Schedule 2.01A) set forth on Annex I hereto and the amounts reflected therein shall be conclusive absent demonstrable error. The Administrative Agent shall distribute to each Lender such new Schedule 2.01A promptly following the Second Refinancing Amendment Effective Date.

(c)    Subject to the terms and conditions set forth herein and in the Credit Agreement and to the occurrence of the Second Refinancing Amendment Effective Date, each Other Revolving Credit Lender severally agrees to make to the Borrower revolving loans (the “Other Revolving Credit Loans”) as set forth in (and in accordance with) Section 2.01(b) of the Credit Agreement (as amended pursuant to this Second Revolving Refinancing Amendment) in an aggregate Dollar Amount not to exceed at any time outstanding the amount of such Other Revolving Credit Lender’s Other Revolving Credit Commitments.

(d)    Each of the parties to this Second Revolving Refinancing Amendment hereby agrees that on the Second Refinancing Amendment Effective Date, (i) (A) each Other Revolving Credit Lender shall become a “Revolving Credit Lender” for all purposes of the Credit Agreement and the other Loan Documents, (B) the Other Revolving Credit Commitments of each such Other Revolving Credit Lender shall become “Revolving Credit Commitments” for all purposes of the Credit Agreement and the other Loan Documents and shall become the Class of Revolving Credit Commitments set forth in clause (i) of the definition of “Revolving Credit Commitments” in the Credit Agreement and (C) the Other Revolving Credit Loans of each such Other Revolving Credit Lender shall become “Revolving Credit Loans” for all purposes of the Credit Agreement and the other Loan Documents and (ii) the Borrower shall deliver to an Other Revolving Credit Lender, upon its request, a Revolving Credit Note in the amount of such Other Revolving Credit Lender’s Other Revolving Credit Commitment.

(e)    Each Other Revolving Credit Lender hereby (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to become a Lender under the Credit Agreement, (B) from and after the Second Refinancing Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Other Revolving Credit Commitments and Other Revolving Credit Loans, shall have the obligations of a Lender thereunder and (C) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Revolving Refinancing Amendment and to provide Other Revolving Credit Commitments and to make Other Revolving Credit Loans on the basis of which it has made such analysis and decision independently and without reliance on any Agent or any other Lender, and (ii) agrees that (A) if it is a Foreign Lender, it will promptly (and no later than the Second Refinancing Amendment Effective Date) deliver to the Administrative Agent any information that is required to be delivered by it pursuant to Section 3.01 of the Credit Agreement, (B) it will, independently and without reliance on any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (C) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

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(f)    The Borrower has provided to the Administrative Agent and the L/C Issuers a list of letters of credit that were originally issued by Bank of America, N.A. under the Revolving Credit Refinanced Debt Facility and which remain outstanding on the Second Refinancing Amendment Effective Date (collectively, the “Existing Letters of Credit”) (and setting forth, with respect to each such letter of credit, (i) the name of the issuing lender, (ii) the letter of credit number, (iii) the name(s) of the account party or account parties, (iv) the stated amount, (v) the currency in which the letter of credit is denominated, (vi) the name of the beneficiary, (vii) the expiry date and (viii) whether such letter of credit constitutes a standby letter of credit or a commercial letter of credit). The parties hereto agree that each Existing Letter of Credit, including any extension or renewal thereof in accordance with Section 2.03(a)(i), shall continue to constitute a Letter of Credit for all purposes of the Credit Agreement and shall be deemed issued for the account of the Borrower and shall constitute a usage of Other Revolving Credit Commitments on the Second Refinancing Amendment Effective Date.

(g)    The parties hereto agree that any Other Revolving Credit Loans borrowed on the date hereof shall not accrue interest for the date hereof pursuant to Section 2.08 of the Credit Agreement if all such Other Revolving Credit Loans are subsequently paid in full on the date hereof.

SECTION 3.     Other Amendments to Credit Agreement.
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:
“Second Revolving Facility Refinancing Amendment” means that certain Second Revolving Facility Refinancing Amendment, dated as of August 23, 2017, among the Borrower, the Lenders party thereto and the Administrative Agent.
“Second Refinancing Amendment Effective Date” has the meaning specified in the Second Revolving Facility Refinancing Amendment.
(b)    The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by:
(i)    restating the lead in to such definition as follows:
“means (x) with respect to any Term B Loans, (I) for Base Rate Loans, 1.25% and (II) for Eurocurrency Rate Loans, 2.25% and (y) with respect to any Revolving Credit Loans, Letter of Credit Fees and Commitment Fees, (A) until delivery of Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a) with respect to the financial statements for the first fiscal quarter ending after the Second Refinancing Amendment Effective Date, the percentages per annum listed in the table below assuming a “Pricing Level” of “2” and (b) thereafter, the percentages per annum listed in the table below, based upon the Senior Secured First-Lien Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):”; and
(ii)    restating the grid appearing therein as follows:

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Pricing Level	Senior Secured First-Lien Net Leverage Ratio	Eurocurrency Rate for Revolving Credit Loans and Letter of Credit Fees	Base Rate for Revolving Credit Loans	Commitment Fee Rate
1	> 3.75:1.0	2.50%	1.50%	0.500%
2	< 3.75:1.0, but > 3.0:1.0	2.25%	1.25%	0.375%
3	< 3.0:1.0, but > 2.25:1.0	2.00%	1.00%	0.250%
4	< 2.25:1.0	1.75%	0.75%	0.250%

(c)    The definition of “L/C Issuer” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:
“L/C Issuer” means, as the context may require, any or each of (i) Bank of America, (ii) PNC Bank, National Association, (iii) ING Capital LLC, (iv) the Lead Arranger L/C Issuers and (v) any other Lender that becomes an L/C Issuer in accordance with Section 2.03(k) or 11.07(j), in each case, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder; provided that none of Goldman Sachs Bank USA or any of its Affiliates shall be required to issue any commercial Letters of Credit hereunder.

(d)    The definition of “Lead Arranger L/C Issuers” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:
“Lead Arranger L/C Issuers” means (i) Goldman Sachs Bank USA, (ii) JP Morgan Chase Bank, N.A., (iii) Mizuho Bank, Ltd., (iv) Morgan Stanley Bank, N.A., (v) The Bank of Tokyo-Mitsubishi UFJ, Ltd. and (vi) Wells Fargo Bank, National Association, and any of their respective Affiliates.

(e)    The definition of “Revolving Credit Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “Third Incremental Amendment Effective Date” appearing therein and inserting the text “Second Refinancing Amendment Effective Date” in lieu thereof.
(f)    The definition of “Revolving Credit Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby restated in its entirety as follows:
“Revolving Credit Maturity Date” means (i) July 1, 2022 (or, with respect to any Revolving Credit Lender that has extended its Revolving Credit Commitment pursuant to Section 2.16, the extended maturity date, set forth in the Revolving Credit Extension Request delivered by the Borrower and such Revolving Credit Lender to the Administrative Agent pursuant to Section 2.16) and (ii) with respect to each Class of Revolving Credit Commitments (and related outstandings) (other than the Revolving Credit Commitments (and related outstandings) under clause (i) of the definition of “Revolving Credit Commitment”), the maturity date set forth in the relevant amendment documents, as the context may require.

(g)    Section 2.01(b) of the Credit Agreement is hereby amended by deleting the text “Refinancing Amendment Effective Date” appearing therein and inserting the text “Second Refinancing Amendment Effective Date” in lieu thereof.

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(h)    Second proviso appearing in Section 2.03(a)(i) of the Credit Agreement is hereby restated in its entirety as follows:

“; provided, further, notwithstanding anything to the contrary in the foregoing, (i) Bank of America, as L/C Issuer (or any Affiliate thereof), shall only be required to issue Letters of Credit with the face amount in the aggregate of up to but not exceeding $50,000,000, (ii) PNC Bank, National Association, as an L/C Issuer (or any Affiliate thereof), shall only be required to issue Letters of Credit with the face amount in the aggregate of up to but not exceeding $15,000,000, (iii) ING Capital LLC, as an L/C Issuer (or any Affiliate thereof), shall only be required to issue Letters of Credit with the face amount in the aggregate of up to but not exceeding $10,000,000, (iv) each of The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Morgan Stanley Bank, N.A., as an L/C Issuer (or any Affiliate thereof), shall only be required to issue Letters of Credit with the face amount in the aggregate of up to but not exceeding $7,500,000 and (v) each of the other Lead Arranger L/C Issuers shall only be required to issue Letters of Credit with the face amount in the aggregate of up to but not exceeding $15,000,000.”

SECTION 4.     Representations and Warranties. To induce the other parties hereto to enter into this Second Revolving Refinancing Amendment, each Loan Party represents and warrants to each of the Lenders and the Administrative Agent that:
(a)     the execution, delivery and performance by each Loan Party of this Second Revolving Refinancing Amendment has been duly authorized by all necessary corporate, limited liability company and/or partnership action, as applicable, of such Loan Party;
(b)     this Second Revolving Refinancing Amendment has been duly executed and delivered by such Loan Party;
(c)     each of this Second Revolving Refinancing Amendment, the Credit Agreement and each other Loan Document to which each Loan Party is a party, after giving effect to the amendments pursuant to this Second Revolving Refinancing Amendment, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and to general principles of equity;
(d)     no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Second Revolving Refinancing Amendment or the Credit Agreement, after giving effect to the amendments pursuant to this Second Revolving Refinancing Amendment or for the consummation of the transactions contemplated hereby;
(e)     the execution, delivery and performance by each Loan Party of this Second Revolving Refinancing Amendment and the performance of the Credit Agreement, after giving effect to the amendments pursuant to this Second Revolving Refinancing Amendment, are within such Loan Party’s corporate, limited liability company or limited partnership powers, as applicable, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents or (ii) violate any applicable material Law; except in the case of this clause (ii) to the extent that such violation would not reasonably be expected to have a Material Adverse Effect; and
(f)     immediately before and after giving effect to this Second Revolving Refinancing Amendment and the transactions contemplated hereby (i) the representations and warranties of the Borrower

AMERICAS 93194820

and each of the other Loan Parties set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Second Refinancing Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (ii) no Default shall have occurred and be continuing as of the Second Refinancing Amendment Effective Date, after giving effect to this Second Revolving Refinancing Amendment and the transactions contemplated hereby.
SECTION 5.     Effectiveness. This Second Revolving Refinancing Amendment shall become effective as of the date (the “Second Refinancing Amendment Effective Date ”) on which each of the following conditions shall have been satisfied:
(a)     the Administrative Agent (or its counsel) shall have received counterparts of this Second Revolving Refinancing Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Guarantor, (iv) the Administrative Agent and (v) each Other Revolving Credit Lender;
(b)     the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower (A) certifying that the condition precedent set forth in clause (e) below has been satisfied on or as of the Second Refinancing Amendment Effective Date and (B) certifying that the Other Revolving Credit Commitments and the Other Revolving Credit Loans constitute Credit Agreement Refinancing Indebtedness (and meet the requirements of the definition thereof);
(c)     the Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of the certificate delivered pursuant to Section 4.01(a)(vi) to the Credit Agreement (with appropriate modifications to reflect the consummation of the transactions contemplated by this Second Revolving Refinancing Amendment on the Second Refinancing Amendment Effective Date) attesting to the Solvency of the Borrower and its Restricted Subsidiaries (taken as a whole) after giving effect to this Second Revolving Refinancing Amendment and the transactions contemplated hereby;
(d)     the Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Second Revolving Refinancing Amendment and amendment of the Credit Agreement and the other transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;
(e)     all of the conditions specified in Section 2.15 of the Credit Agreement with respect to Other Revolving Credit Commitments and Other Revolving Credit Loans shall have been satisfied;
(f)     the Term A Loan Refinancing Amendment Effective Date (as defined in the Credit Agreement) shall have occurred;
(g)     the Administrative Agent shall have received favorable customary legal opinions of (i) Young Conaway Stargatt & Taylor LLP, Delaware counsel to the Loan Parties and (ii) Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Loan Parties, in each case, as to any matter reasonably requested by the Administrative Agent, addressed to the Lenders and the Administrative Agent, dated the Second

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Refinancing Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, which the Loan Parties hereby request such counsel to deliver;
(h)     no Default exists as of the Second Refinancing Amendment Effective Date, both before and immediately after giving effect to this Second Revolving Refinancing Amendment and the transactions contemplated hereby;
(i)     all of the representations and warranties of the Borrower and each of the other Loan Parties set forth in Article V of the Credit Agreement and in the other Loan Documents (including this Second Revolving Refinancing Amendment) are true and correct in all material respects on and as of the Second Refinancing Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates;
(j)     (x) all Revolving Credit Loans and Swing Line Loans that are outstanding under the Revolving Credit Refinanced Debt Facility shall be repaid with proceeds received from the Other Revolving Loans established pursuant to this Second Revolving Refinancing Amendment and all accrued interest, fees and premiums (if any) in connection with such Revolving Credit Loans and in connection with the Revolving Credit Refinanced Debt Facility shall have been paid and (y) all Revolving Credit Commitments under the Revolving Credit Refinancing Debt Facility shall have been terminated;
(k)     the Administrative Agent and the arrangers of the Other Revolving Credit Commitments, as applicable, shall have received payment of all fees and other amounts due and payable on or prior to the Second Refinancing Amendment Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent; and
(l)         the Borrower shall have paid to the Administrative Agent (x) for the account of each Other Revolving Credit Lender that was a Revolving Credit Lender under Revolving Credit Refinanced Debt Facility, a non-refundable upfront fee in Dollars and in immediately available funds in an amount equal to 0.10% of the aggregate amount of Other Revolving Credit Commitments of such Other Revolving Credit Lender as in effect on the Second Refinancing Amendment Effective Date and (y) for the account of each other Other Revolving Credit Lender, a non-refundable upfront fee in Dollars and in immediately available funds in an amount equal to 0.25% of the aggregate amount of Other Revolving Credit Commitments of such Other Revolving Credit Lender as in effect on the Second Refinancing Amendment Effective Date.
The Administrative Agent shall notify the Borrower and the Other Revolving Credit Lenders of the Second Refinancing Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 6.     Reaffirmation of Guaranty and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Second Revolving Refinancing Amendment or the Credit Agreement, after giving effect to this Second Revolving Refinancing Amendment and the transactions contemplated hereby, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, in each case after giving effect to this Second Revolving Refinancing Amendment

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and the transactions contemplated hereby, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Second Revolving Refinancing Amendment and the transactions contemplated hereby.
SECTION 7.     Reference to Agreement . From and after the Second Refinancing Amendment Effective Date, the terms “Agreement”, “this Second Revolving Refinancing Amendment”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Credit Agreement as amended hereby and as may be further amended, supplemented or otherwise modified from time to time. For the avoidance of doubt, any references to “the date hereof” in the Credit Agreement shall refer to February 19, 2013.
SECTION 8.     Counterparts. This Second Revolving Refinancing Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Second Revolving Refinancing Amendment shall be effective as delivery of an original executed counterpart of this Second Revolving Refinancing Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopy or other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopy or other electronic image scan transmission.
SECTION 9.     Governing Law. THIS SECOND REVOLVING REFINANCING AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 10.     Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS SECOND REVOLVING REFINANCING AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SECOND REVOLVING REFINANCING AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY (IN THE BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS SECOND REVOLVING REFINANCING AMENDMENT, THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES NOT TO COMMENCE ANY SUCH LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE BORROWER, HOLDINGS, EACH OTHER LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS

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SECOND REVOLVING REFINANCING AMENDMENT OR OTHER DOCUMENT RELATED THERETO.
SECTION 11.     Headings. The headings of this Second Revolving Refinancing Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
SECTION 12.     No Novation. Other than with respect to the Revolving Credit Refinanced Debt Facility as expressly set forth herein, this Second Revolving Refinancing Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Second Refinancing Amendment Effective Date in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Other than with respect to the Revolving Credit Refinanced Debt Facility as expressly set forth herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Second Revolving Refinancing Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Second Revolving Refinancing Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Second Revolving Refinancing Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement. Each Guarantor further agrees that nothing in the Credit Agreement, this Second Revolving Refinancing Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.
SECTION 13.      Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.
SECTION 14.     Severability. If any provision of this Second Revolving Refinancing Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Second Revolving Refinancing Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 15.     Successors. The terms of this Second Revolving Refinancing Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.
SECTION 16.     No Waiver. Except as expressly set forth herein, this Second Revolving Refinancing Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations,

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covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Revolving Refinancing Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

SABRE GLBL INC.,

By
/s/ Chris Nester
Name: Chris Nester
Title: Senior Vice President and Treasurer

SABRE HOLDINGS CORPORATION,

By
/s/ Chris Nester
Name: Chris Nester
Title: Senior Vice President and Treasurer

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Second Revolving Refinancing Amendment and agrees to the provisions hereof:
GetThere Inc.
GetThere L.P. by GetThere Inc., its General Partner
lastminute.com LLC
lastminute.com Holdings, Inc.
Sabre International Newco, Inc.
SabreMark G.P., LLC
SabreMark Limited Partnership by SabreMark G.P., LLC., its General Partner
TVL Holdings I, LLC
TVL Holdings, Inc.
TVL LLC
TVL LP by TVL LLC, its General Partner
TVL Common, Inc.

By
/s/ Chris Nester
Name: Chris Nester
Title: Treasurer

Nexus World Services, Inc. IHS US Inc. InnLink, LLC TravLynx LLC

By
/s/ Chris Nester
Name: Chris Nester
Title: Treasurer

PRISM Group, Inc.
PRISM Technologies, LLC
By
/s/ Chris Nester
Name: Chris Nester
Title: Treasurer

[Signature Page to Second Refinancing Revolving Credit Facility Amendment]

AMERICAS 93194820

BANK OF AMERICA, N.A., as Administrative Agent and as an Other Revolving Credit Lender

By
/s/ Maurice E. Washington
Name: Maurice E. Washington
Title: Vice President

By

Name:
Title:

[Signature Page to Second Refinancing Revolving Credit Facility Amendment]

AMERICAS 93194820

[EACH OTHER REVOLVING CREDIT LENDER SIGNATURE PAGE
ON FILE WITH ADMINISTRATIVE AGENT]

_______________________, as an Other Revolving Credit Lender

By

Name:
Title:

[If second signature is required]
By
Name:
Title:

[Signature Page to Second Refinancing Revolving Credit Facility Amendment]

AMERICAS 93194820

ANNEX I

Other Revolving Credit Lender	Other Revolving Credit Commitments
Bank of America, N.A.	$49,000,000.00
Goldman Sachs Bank USA	$61,000,000.00
JP Morgan Chase Bank, N.A.	$41,000,000.00
Mizuho Bank, Ltd.	$41,000,000.00
Morgan Stanley Bank, N.A.	$20,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$20,500,000.00
Wells Fargo Bank, National Association	$41,000,000.00
Deutsche Bank AG, New York Branch	$55,000,000.00
PNC Bank, National Association	$30,000,000.00
Citibank, N.A.	$24,000,000.00
ING Capital LLC	$17,000,000.00
Total:	$400,000,000

AMERICAS 93194820	A-1